UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 6, 2018

Date of report (Date of earliest event reported)

PIPER JAFFRAY COMPANIES

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31720	30-0168701
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 Nicollet Mall, Suite 1000 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 303-6000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.                                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2018, the Compensation Committee (the “Committee”) of the Board of Directors of Piper Jaffray Companies (the “Company”) approved the grant of a one-time non-qualified stock option (an “Option”) to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), to each of Chad R. Abraham and Debbra L. Schoneman with a grant date fair value of $1,200,000 and $800,000, respectively.  The Options will be awarded on February 15, 2018 in connection with the Company’s appointment of Mr. Abraham to Chief Executive Officer of the Company and Ms. Schoneman to President of the Company effective as of January 1, 2018.

Under the terms of the non-qualified stock option agreements (each, an “Option Agreement”) entered into between the Company and each of Mr. Abraham and Ms. Schoneman, the Options have a ten-year term from February 15, 2018, and vest in equal installments on each of the third, fourth and fifth anniversaries of February 15, 2018, as long as the applicable recipient remains continuously employed by the Company during such period.  The exercise price per share of Common Stock underlying each Option is equal to the closing price per share of Common Stock on the New York Stock Exchange on February 15, 2018, plus 10% per share.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Option Agreement, a copy of which is filed hereto as Exhibit 10.1 and incorporated by reference in this Current Report on Form 8-K.

Item 9.01.                                        Financial Statements and Exhibits.

(d)                                 Exhibits.

10.1	Form of Non-Qualified Stock Option Agreement for 2018 Promotional Grants under the Piper Jaffray Companies Amended and Restated 2003 Annual and Long-Term Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIPER JAFFRAY COMPANIES

Date: February 9, 2018	By	/s/ John W. Geelan
John W. Geelan
General Counsel and Secretary